SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 29, 1998



                                 METRO-TEL CORP.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


             0-9040                             11-2014231
      ------------------                  -------------------
     (Commission File Number)            (IRS Employer Identification No.)


    290 N.E. 68 Street, Miami, Florida                            33138
    ----------------------------------------------------------------------
      (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (305) 754-4551


                250 South Milpitas Boulevard, Milpitas, CA 95035
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1.           Changes in Control of Registrant.
------            --------------------------------
                                    and
                                    ---
Item 2.           Acquisition or Disposition of Assets.
------            ------------------------------------

                  On November 1, 1998,  pursuant to an Agreement of Merger dated as of July 1, 1998 ("Merger Agreement"), among the Company, Metro-Tel Acquisition Corp., a newly formed wholly-owned subsidiary of the Company ("Subsidiary"), Steiner-Atlantic Corp., a Florida corporation ("Steiner"), William K. Steiner and Michael S. Steiner, Subsidiary was merged with and into Steiner; Steiner became a wholly-owned subsidiary of the Company; and William K. Steiner and Michael S. Steiner, the sole stockholders of Steiner, were issued an aggregate of 4,720,954 shares of Common Stock of the Company (representing approximately 69% of the outstanding shares of Common Stock of the Company following the Merger). In addition, 100,000 shares of the Company's Common Stock are being issued to Slusser Associates, Inc. ("Slusser"), the Company's financial advisor in connection with the Merger. In addition, Slusser received $100,000 and is being reimbursed for its out-of-pocket expenses. Slusser previously received a $25,000 fee for financial advisory services provided to the Company. The 2,054,046 shares of the Company's Common Stock outstanding at the time of the Merger remain outstanding and represent, in the aggregate, approximately 30% of the Company's Common Stock after the Merger. A copy of the Merger Agreement was annexed as Exhibit A to the Company's Proxy Statement dated October 5, 1998 and is incorporated by reference as Exhibit 2.1 to this Report.

                  William K. Steiner, Michael S. Steiner and Slusser have acknowledged that they are "accredited investors" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and are acquiring the shares being issued to each for his or its sole account for investment and not with a view to resale or distribution. Accordingly the Company believes that the exemption from registration afforded by Section 4(2) of the Securities Act is applicable to the issuance of these shares.

                  Pursuant to the Merger Agreement, in addition to William K. Steiner and Michael S. Steiner, Stuart Wagner and David Blyer were designated by Steiner to serve on the Company's Board of Directors. Venerando J. Indelicato and Lloyd Frank continue to serve as directors of the Company and, in accordance with the Merger Agreement, Michael Epstein and Michael Michaelson have resigned as directors of the Company. Michael S. Steiner has been elected President and Chief Executive Officer of the Company, replacing Mr. Indelicato in that capacity. Mr. Indelicato continues to serve as Treasurer and Chief Financial Officer of the Company.

                  The terms of the Merger Agreement were negotiated by the Company and Steiner. Prior to the Merger, William K. Steiner and Michael S. Steiner had no material relationship with the Company or any of the Company's affiliates, directors or officers or any associate of any director or officer of the Company. The Company received a written opinion from Slusser that the consideration to be paid by the Company in connection with the Merger was fair to the Company and its stockholders from a financial point of view. The stockholders of the Company approved the Merger at the Company's 1998 Annual Meeting of Stockholders held on October 29, 1998.

                  Founded in 1960, Steiner is a supplier of dry cleaning equipment, industrial laundry equipment and steam boilers, offering over 30 lines of commercial systems to customers in South Florida, the Caribbean and Central and South American markets. Steiner's services include: (1) designing and planning "turn-key" laundry and/or dry cleaning systems to meet the layout, volume and budget needs of a variety of institutional and retail customers, (2) supplying replacement equipment and parts to its customers, (3) providing warranty and preventive maintenance through factory-trained technicians and service managers, (4) selling its own line of dry cleaning systems to customers in the United States, the Caribbean and Latin America, and (5) selling process steam systems and boilers. The Company intends to continue Steiner's operations as a subsidiary of the Company.

Item 5.           Other Events.
------            ------------

                  (a) On October 30, 1998, the Company filed an Amendment to its Certificate of Incorporation to increase the number of shares of Common Stock, $.025 par value per share, which it is authorized to issue from 6,000,000 shares to 15,000,000 shares. This Amendment was approved by the Company's stockholders at the Company's 1998 Annual Meeting of Stockholders. A copy of such Amendment is annexed to this Report as Exhibit 4.1(g).

                  (b) On October 29, 1998, at the Company's 1998 Annual Meeting of Stockholders, the Company's stockholders approved an amendment to the Company's 1991 Stock Option Plan to increase the number of shares of Common Stock which the Company is authorized to issue thereunder from 250,000 shares to 850,000 shares. A copy of the Company's 1991 Stock Option Plan as amended to date is annexed to this Report as Exhibit 99.3.

                  (c) On November 2, 1998, Steiner entered into a Loan and Security Agreement (the "Loan Agreement") with First Union National Bank (the "Bank"). The Loan Agreement provides for a term loan to Steiner of $2,400,000 (the "Term Loan") and a revolving credit facility to Steiner of up to $2,250,000 (the "Revolving Loan" and, together with the Term Loan, the "Loans"). The Loans, which are guaranteed by the Company, are secured by pledges of substantially all of the present and future assets and property, excluding real estate, of the Company and Steiner.

                  The following is a brief discussion of the loan arrangement and is qualified in its entirety by reference to the Loan Agreement and the Guaranty and Security Agreement dated November 2, 1998 by the Company in favor of the Bank, which are annexed hereto as Exhibits 4.2(a) and 4.2(b), respectively.

                  The unpaid principal balance of the Term Loan bears interest at (a) a variable rate per annum equal to the Bank's prime rate or (b) a fixed rate for any one-month interest period equal to 2.75% per annum above the LIBOR rate applicable to such period, as selected by Steiner from time to time. The Term Loan is to be repaid in consecutive monthly installments of $40,000 commencing on January 1, 1999, with the remaining unpaid principal balance due on January 2, 2002.

                  Under the Revolving Loan, Steiner may request advances of up to $2,250,000, limited by a borrowing base equal to the sum of (i) 60% of eligible accounts receivable (as defined), plus (ii) 50% of eligible inventory (as defined) consisting of spare parts, plus (iii) 60% of eligible inventory (as defined) consisting of equipment. The unpaid principal balance of the Revolving Loan bears interest at a variable rate per annum equal to (a) the Bank's prime rate as in effect from time to time or (b) 2.75% per annum above the LIBOR market index rate, as selected by Steiner from time to time. The scheduled maturity date of the Revolving Loan is November 2, 1999.

                  The Loan Agreement requires, among other things, that Steiner and the Company maintain, on a consolidated basis: (a) as of the last day of each fiscal year of Steiner and the Company, a ratio of (i) the sum of (1) the consolidated net income after tax for the fiscal year then ended, plus (2) consolidated depreciation and amortization for the fiscal year then ended, less
(3) dividends declared or paid by the Company during the fiscal year then ended to (ii) current maturities of long-term debt, including capitalized leases and excluding the Revolving Loan, of at least 1.25 to 1.0; and (b) a ratio of consolidated total liabilities (as defined) to consolidated tangible net worth (as defined) of at least 2.0 to 1.0. Steiner and the Company may declare or pay dividends or distributions only to the extent that such payments would not result in a failure to maintain such ratios. In addition, among other things, the Loan Agreement restricts the ability of Steiner and the Company to incur liens, make loans to others, guarantee obligations, purchase securities and make capital contributions and prohibits Steiner and the Company from purchasing, redeeming or otherwise acquiring any stock or other equity interests.

Item 7.             Financial Statements,  Pro  Forma Financial Information  and
------              Exhibits.
                    ------------------------------------------------------------
         (a)        Financial statements of business acquired:

                    The following historical financial statements of Steiner-Atlantic Corp. are incorporated by reference to pages F-16 to F-27 of the definitive Proxy Statement of the Company filed with the Commission on October 5, 1998 (File No. 0-9040):

                    Report of Independent Certified Public Accountants

                    Balance Sheets at December 31, 1997 (audited) and June 30, 1998 (unaudited)

                    Statements of Income for the years ended December 31, 1996 and 1997 (audited) and for the six months ended June 30, 1997 and 1998 (unaudited)

                    Statements of Shareholders Equity for the years ended December 31, 1996 and 1997 (audited) and for the six months ended June 30, 1998 (unaudited)

                    Statements of Cash Flows for the years ended December 31, 1996 and 1997 (audited) and for the six months ended June 30, 1997 and 1998 (unaudited)

                    Notes to Financial Statements

         (b)        Pro forma financial information:

                    The following unaudited Pro Forma Combined Condensed Financial Statements are incorporated by reference to pages 35 to 39 of the definitive Proxy Statement of the Company filed with the Commission on October 5, 1998 (File No. 0-9040):

                    Introductory Statement

                    Unaudited Pro Forma Combined Condensed Balance Sheet of the Company and Steiner at June 30, 1998.

                    Unaudited  Pro  Forma  Combined   Condensed   Statements  of
                    Operations for the year ended December 31, 1997 and the six months ended June 30, 1998.

                    Notes to Unaudited Pro Forma Combined Condensed Financial Statement.

         (c)        Exhibits:

         2.1        Agreement  of  Merger  dated as of July 1,  1998  among  the
                    Company, Metro-Tel Acquisition Corp., Steiner-Atlantic Corp., William K. Steiner and Michael S. Steiner. Incorporated by reference to Exhibit A of the definitive Proxy Statement of the Company filed with the Commission on October 5, 1998 (File No. 0-9040).

         *4.1(a) Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on June 30, 1963.

         *4.1(b) Certificate of Amendment to the Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on March 27, 1968.

         *4.1(c) Certificate of Amendment to the Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on November 4, 1983.

         *4.1(d) Certificate of Amendment to the Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on November 5, 1986.

         *4.1(e) Certificate of Change of Location of Registered Office and of Agent, as filed with the Secretary of State of the State of Delaware on December 31, 1986.

         *4.1(f) Certificate of Ownership and Merger of Design Development Incorporated into the Company, as filed with the Secretary of State of the State of Delaware on June 30, 1998.

         *4.1(g)    Certificate  of Amendment to the  Company's  Certificate  of
                    Incorporation as filed with the Secretary of State of the State of Delaware on October 30, 1998.

         *4.2(a) Loan and Security Agreement dated November 2, 1998 between Steiner-Atlantic Corp. and First Union National Bank.

         *4.2(b) Guaranty and Security Agreement dated November 2, 1998 by the Company in favor of First Union National Bank.

         *99.1      Financial Statement of Steiner-Atlantic Corp.

         *99.2      Pro Forma Financial Information.

         *99.3      The Company's 1991 Stock Option Plan, as amended.
-------------------

*        Filed herewith.

Item 8.             Change in Fiscal Year.
------              ---------------------

                    Since, for financial accounting purposes, the Merger will be accounted for as a reverse acquisition of the Company by Steiner, and since
Steiner's fiscal year ends on December 31 and Steiner will be adopting the Company's June 30 fiscal year, a transition report on Form 10-K will be required for the six months ended June 30, 1998. The determination to use a June 30 fiscal year was made by the Company's Board of Directors on November 2, 1998.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    METRO-TEL CORP.


Date: November 12, 1998             By: /s/  Venerando J. Indelicato
                                       -----------------------------------------
                                         Venerando J. Indelicato, Treasurer
                                             and Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number            Description
-------           -----------

2.1 Agreement of Merger dated as of July 1, 1998 among the Company, Metro-Tel Acquisition Corp., Steiner-Atlantic Corp., William K. Steiner and Michael S. Steiner. Incorporated by reference to Exhibit A of the definitive Proxy Statement of the Company filed with the Commission on October 5, 1998 (File No. 0-9040).

*4.1(a) Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on June 30, 1963.

*4.1(b) Certificate of Amendment to the Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on March 27, 1968.

*4.1(c) Certificate of Amendment to the Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on November 4, 1983.

*4.1(d) Certificate of Amendment to the Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on November 5, 1986.

*4.1(e) Certificate of Change of Location of Registered Office and of Agent, as filed with the Secretary of State of the State of Delaware on December 31, 1986.

*4.1(f) Certificate of Ownership and Merger of Design Development Incorporated into the Company, as filed with the Secretary of State of the State of Delaware on June 30, 1998.

*4.1(g)           Certificate  of  Amendment  to the  Company's  Certificate  of
                  Incorporation as filed with the Secretary of State of the State of Delaware on October 30, 1998.

*4.2(a) Loan and Security Agreement dated November 2, 1998 between Steiner-Atlantic Corp. and First Union National Bank.

*4.2(b) Guaranty and Security Agreement dated November 2, 1998 by the Company in favor of First Union National Bank.

*99.1             Financial Statement of Steiner-Atlantic Corp.

*99.2             Pro Forma Financial Information.

*99.3             The Company's 1991 Stock Option Plan, as amended.
-------------------

*        Filed herewith.
                                       -7-